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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): JULY 24, 2000



                               CISCO SYSTEMS, INC.

               (Exact name of registrant as specified in charter)



         CALIFORNIA                             0-18225                       77-0059951
  (State or other jurisdiction               (Commission                     (IRS Employer
        of incorporation)                    File Number)                  Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On July 24, 2000, Cisco Systems, Inc. (the "Registrant") agreed to acquire Komodo Technology, Inc., a California corporation, for $175 million in Registrant stock. A copy of the press release issued by the Registrant on July 25, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated July 25, 2000, announcing Registrant's agreement to acquire Komodo Technology, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CISCO SYSTEMS, INC.

Dated:  July 28, 2000                  By: /s/ MICHAELANGELO VOLPI
                                          ------------------------
                                          Michaelangelo Volpi,
                                          Senior Vice President

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                                  EXHIBIT INDEX

Exhibit
Number                       Description of Document
-------                      -----------------------
20.1         Press Release of Registrant, dated July 25, 2000, announcing
             Registrant's agreement to acquire Komodo Technology, Inc.


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